FIFTH AMENDMENT

TO

EXCLUSIVE LICENSE AGREEMENT

LAESI

This Fifth Amendment to the Exclusive License Agreement (this "Amendment") is entered into as of September 10, 2012, by and between The George Washington University ("University") and Protea Biosciences, Inc., ("Company") having a place of business at 955 Hartman Run Road, Suite 210, Morgantown, West Virginia 26507. University and Company may each be referred to herein individually as "Party" and collectively as the "Parties". The Exclusive License Agreement effective as of December 1, 2008, which was amended as set forth in the Amended and Restated Exclusive License Agreement effective as of February 22, 2010, amended via the second amendment effective as of January 14, 2011, amended via the third amendment effective as of April 27, 2011, and further amended via the fourth amendment effective as of June 21, 2011, and all appendices and exhibits thereto are collectively referred to herein as the "Amended Exclusive License Agreement".

Recitals

WHEREAS, University and Company desire amend the Amended Exclusive License Agreement and update certain information in the Amended Exclusive License Agreement appearing in Section 10.9 and Exhibit A;

NOW, THEREFORE, for and in consideration of the mutual terms and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Defined Terms. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to those terms in the Amended Exclusive License Agreement.

2. Amendment to Section 10.5. "Notice". Section 10.5 shall be deleted in its entirety and replaced with the following section:

Any notice to be given to a Party under or in connection with this Agreement shall be in writing and shall be (i) personally delivered, (ii) delivered by a nationally recognized overnight courier or (iii) delivered by certified mail, postage prepaid, return receipt requested, to the party at the address set forth below for such party:

To Company:

	Protea Biosciences, Inc.
Attn:	Stephen Turner
Address:	955 Hartman Run Rd.
	Suite 210
	Morgantown, WV 26507
Phone:	301-606-0840

To University:

	The George Washington University
Attn:	Director
	Office of Technology Transfer
	Office of the Vice President for Research
Address:	2033 K Street NW
	Suite 750
	Washington, DC 20052
Phone:	202-994-8394

or to such other address as to which the Party has given written notice thereof. Such notices shall be deemed given upon receipt.

3. Amendment to Exhibit A. Exhibit A shall be deleted in its entirety and replaced with the following exhibit:

EXHIBIT A

Application No./ Patent No.	Filing Date/ Issue Date	Title	Inventor(s)	GWU Tech Id
12/176,324 8,067,730	July 18, 2008 November 29, 2011	Laser Ablation Electrospray Ionization (LAESI) for Atmospheric Pressure, In Vivo, and Imaging Mass Spectrometry	Vertes, Akos; Nemes, Peter;	06-00x-Vertes
13/271,435	October 12, 2011	Laser Ablation Electrospray Ionization (LAESI) for Atmospheric Pressure, In Vivo, and Imaging Mass Spectrometry	Vertes, Akos; Nemes, Peter;	06-00x-Vertes
12/323,276 7,964,843	November 25, 2008 June 21, 2011	Three-dimensional Molecular Imaging by Infrared Laser Ablation Electrospray Ionization Mass Spectrometry	Vertes, Akos; Nemes, Peter	06-00x-Vertes
13/101,518	May 5, 2011	Three-dimensional Molecular Imaging by Infrared Laser Ablation Electrospray Ionization Mass Spectrometry	Vertes, Akos; Nemes, Peter	06-00x-Vertes
13/559,943	July 27, 2012	Three-dimensional Molecular Imaging by Infrared Laser Ablation Electrospray Ionization Mass Spectrometry	Vertes, Akos; Nemes, Peter	06-00x-Vertes
12/774,533	May 5, 2010	Methods for Detecting Metabolic States by Laser Ablation Electrospray Ionization Mass Spectrometry	Vertes, Akos; Kashanchi, Fatah; Sripadi, Prabhakar; Kehn-Hall, Kylene	10-004-Vertes

13/045,277	March 10, 2011	Subcellular Analysis by Laser Ablation Electrospray Ionization (LAESI) Mass Spectrometry	Vertes, Akos; Stolee, J.; Shreshtha, B.	11-001-Vertes
61/507,836	July 14, 2011	Plume Collimation for Laser Ablation Electrospray Ionization Mass Spectrometry	Vertes, Akos; Stolee, J.	11-013-Vertes
13/549,988	July 16, 2012	Plume Collimation for Laser Ablation Electrospray Ionization Mass Spectrometry	Vertes, Akos; Stolee, J.	11-013-Vertes
PCT/US09/51157	July 20, 2009	LAESI for Atmospheric Pressure, In Vivo and Imaging Mass Spectrometry	Vertes, Akos; Nemes, Peter	06-00x-Vertes
PCT/US09/65891	November 25, 2009	Three-dimensional Molecular Imaging by Infrared Laser Ablation Electrospray Ionization Mass Spectrometry	Vertes, Akos; Nemes, Peter	06-00x-Vertes
CA 20092744703	November 25, 2009	Three-dimensional Molecular Imaging by Infrared Laser Ablation Electrospray Ionization Mass Spectrometry	Vertes, Akos; Nemes, Peter	06-00x-Vertes
JP 20110537736	November 25, 2009	Three-dimensional Molecular Imaging by Infrared Laser Ablation Electrospray Ionization Mass Spectrometry	Vertes, Akos; Nemes, Peter	06-00x-Vertes
EP 20090832362.9	November 25, 2009	Three-dimensional Molecular Imaging by Infrared Laser Ablation Electrospray Ionization Mass Spectrometry	Vertes, Akos; Nemes, Peter	06-00x-Vertes
PCT/US10/33757	May 5, 2010	Methods for Detecting Metabolic States by Laser Ablation Electrospray Ionization Mass Spectrometry	Vertes, Akos; Kashanchi, Fatah; Sripadi, Prabhakar; Kehn-Hall, Kylene	10-004-Vertes
PCT/US12/46886	July 16, 2012	Plume Collimation for Laser Ablation Electrospray Ionization Mass Spectrometry	Vertes, Akos; Stolee, J.	11-013-Vertes

4. Reaffirmation; Conflicts. Except as expressly amended by this Amendment, the Amended Exclusive License Agreement is and shall continue to be in full force and effect. This Amendment shall be deemed to revise the terms and provisions specifically referenced herein. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Amended Exclusive License Agreement, this Amendment shall govern; provided, however, that the fact that a term or provision appears in this Amendment but not in the Amended Exclusive License Agreement, or in the Amended Exclusive License Agreement but not in this Amendment, shall not be interpreted as, or deemed grounds for finding, a conflict for purposes of this Section.

5. Execution in Counterparts; Effectiveness; Severability. This Amendment may be executed in any number of counterparts and by any combination of the Parties hereto in separate counterparts, each of which counterpart shall be an original and all of which when taken together shall constitute one and the same Amendment. This Amendment shall become effective as of the date first above written when and if counterparts of this Amendment shall have been executed by the Parties hereto. If any section, paragraph, clause, or provision of this Amendment shall for any reason be held to be invalid or unenforceable, the invalidity or unenforceability of such section, paragraph, clause, or provision shall not affect any of the remaining provisions of this Amendment, the intent being that the same are severable.

On and after the effective date of this Amendment, each reference in the Amended Exclusive License Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Amended Exclusive License Agreement shall mean and be a reference to the Amended Exclusive License Agreement as amended by this Amendment.

6. Section References. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the Parties hereto evidenced hereby.

7. Governing Law. THIS AMENDMENT SHALL BE DEEMED MADE AND PREPARED AND SHALL BE GOVERNED, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE DISTRICT OF COLUMBIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS THEREOF WHICH MAY REQUIRE THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.

Name: Leo Chalupa, Ph.D.	Name: Stephen Turner
Title: Vice President for Research	Title: President
The George Washington University	Protea Biosciences, Inc.